Exhibit 99.1

Alpha American Coal Company, LLC
Thunder Mining Company II, Inc.
Alex Energy, Inc.
Alpha American Coal Holding, LLC
Alpha Appalachia Holdings, Inc.
Alpha Appalachia Services, Inc.
Alpha Coal Resources Company, LLC
Alpha Coal Sales Co., LLC
Alpha Coal West, Inc.
Alpha European Sales, Inc.
Alpha India, LLC
Alpha Land and Reserves, LLC
Alpha Midwest Holding Company
Alpha Natural Resources, LLC
Alpha Natural Resources International, LLC
Alpha Natural Resources Services, LLC
Alpha PA Coal Terminal, LLC
Alpha Shipping and Chartering, LLC
Alpha Sub Eight, LLC
Alpha Sub Eleven, Inc.
Alpha Sub Nine, LLC
Alpha Sub One, LLC
Alpha Sub Ten, Inc.
Alpha Sub Two, LLC
Alpha Terminal Company, LLC
Alpha Wyoming Land Company, LLC
AMFIRE, LLC
AMFIRE Holdings, LLC
AMFIRE Mining Company, LLC
Appalachia Coal Sales Company, Inc.
Appalachia Holding Company
Aracoma Coal Company, Inc.
Axiom Excavating and Grading Services, LLC
Bandmill Coal Corporation
Bandytown Coal Company
Barbara Holdings Inc.
Barnabus Land Company
Belfry Coal Corporation
Big Bear Mining Company
Black Castle Mining Company, Inc.
Black King Mine Development Co.
Black Mountain Cumberland Resources, Inc.
Boone East Development Co.
Brooks Run Mining Company, LLC
Coal Gas Recovery II, LLC
Pennsylvania Land Resources, LLC
Brooks Run South Mining, LLC
Buchanan Energy Company, LLC
Castle Gate Holding Company
Clear Fork Coal Company
Crystal Fuels Company
Cumberland Coal Resources, LP
Dehue Coal Company
Delbarton Mining Company

Delta Mine Holding Company
DFDSTE Corp.
Dickenson-Russell Coal Company, LLC
Dickenson-Russell Land and Reserves, LLC
DRIH Corporation
Duchess Coal Company
Eagle Energy, Inc.
Elk Run Coal Company, Inc.
Emerald Coal Resources, LP
Enterprise Mining Company, LLC
Esperanza Coal Co., LLC
Foundation Mining, LLC
Foundation PA Coal Company, LLC
Foundation Royalty Company
Freeport Mining, LLC
Freeport Resources Company, LLC
Goals Coal Company
Gray Hawk Insurance Company
Green Valley Coal Company
Greyeagle Coal Company
Harlan Reclamation Services LLC
Herndon Processing Company, LLC
Highland Mining Company
Hopkins Creek Coal Company
Independence Coal Company, Inc.
Jacks Branch Coal Company
Jay Creek Holding, LLC
Kanawha Energy Company
Kepler Processing Company, LLC
Kingston Mining, Inc.
Kingwood Mining Company, LLC
Knox Creek Coal Corporation
Lauren Land Company
Laxare, Inc.
Litwar Processing Company, LLC
Logan County Mine Services, Inc.
Long Fork Coal Company
Lynn Branch Coal Company, Inc.
Maple Meadow Mining Company
Marfork Coal Company, Inc.
Martin County Coal Corporation
Maxxim Rebuild Co., LLC
Maxxim Shared Services, LLC
Maxxum Carbon Resources, LLC
McDowell-Wyoming Coal Company, LLC
Mill Branch Coal Corporation
New Ridge Mining Company
New River Energy Corporation
Neweagle Industries, Inc.
Nicewonder Contracting, Inc.
North Fork Coal Corporation
Omar Mining Company
Paramont Coal Company Virginia, LLC
Paynter Branch Mining, Inc.

Peerless Eagle Coal Co.
Pennsylvania Land Holdings Company, LLC
Pennsylvania Land Resources Holding Company, LLC
Pennsylvania Services Corporation
Performance Coal Company
Peter Cave Mining Company
Pigeon Creek Processing Corporation
Pilgrim Mining Company, Inc.
Pioneer Fuel Corporation
Plateau Mining Corporation
Power Mountain Coal Company
Premium Energy, LLC
Rawl Sales & Processing Co.
Republic Energy, Inc.
Resource Development LLC
Resource Land Company LLC
River Processing Corporation
Riverside Energy Company, LLC
Riverton Coal Production Inc.
Road Fork Development Company, Inc.
Robinson-Phillips Coal Company
Rockspring Development, Inc.
Rostraver Energy Company
Rum Creek Coal Sales, Inc.
Russell Fork Coal Company
Shannon-Pocahontas Coal Corporation
Shannon-Pocahontas Mining Company
Sidney Coal Company, Inc.
Spartan Mining Company
Stirrat Coal Company
Sycamore Fuels, Inc.
T. C. H. Coal Co.
Tennessee Consolidated Coal Company
Trace Creek Coal Company
Twin Star Mining, Inc.
Wabash Mine Holding Company
Warrick Holding Company
West Kentucky Energy Company
White Buck Coal Company
Williams Mountain Coal Company
Wyomac Coal Company, Inc.